                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             Form 8-K

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  October 4, 1994
                                                 _________________


                    Aetna Life and Casualty Company
_______________________________________________________________________
         (Exact name of registrant as specified in its charter)


                              Connecticut
_______________________________________________________________________
            (State or other jurisdiction of incorporation)


       1-5704                                     06-0843808
_______________________________________________________________________
(Commission File Number)                      (I.R.S. Employer
                                               Identification No.)


151 Farmington Avenue, Hartford, Connecticut           06156
_______________________________________________________________________
(Address of principal executive offices)             (ZIP Code)


Registrant's telephone number, including area code     (203) 273-0123
                                                     __________________


                             Not Applicable
_______________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)



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                             TABLE OF CONTENTS
                             _________________


                                                           Page
                                                           ____


Item 5.  Other Events.                                       3


Signatures                                                   4



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Item. 5. Other Events

Subsequent to the filing of its Form 10-Q for the quarterly period ended June 30, 1994, the senior debt and commercial paper ratings of Aetna Life and Casualty Company and the claims paying ratings of certain of its subsidiaries were lowered by certain of the rating agencies. Aetna's ratings at August 15, 1994, as detailed in the Form 10-Q for the quarterly period ended June 30, 1994, and at October 4, 1994, follow:

                                                    Rating Agencies
                             ____________________________________________________________
                                                             Moody's Investors   Standard
                             A.M. Best      Duff & Phelps        Service         & Poor's
                             ____________________________________________________________
Aetna Life and Casualty Company
  (senior debt)
    August 15, 1994                *        A+                   A1              AA-
    October 4, 1994                *        A+                   A2              A+

Aetna Life and Casualty Company
  (commercial paper)
    August 15, 1994                *        Duff 1               P-1             A-1+
    October 4, 1994                *        Duff 1               P-1             A-1

Aetna Life Insurance Company
  (claims paying)
    August 15, 1994                A        AA                   Aa3             A+
    October 4, 1994                A        AA (on rating        Aa3             A+
                                                watch-down)

The Aetna Casualty and Surety Company
  (claims paying)
    August 15, 1994                A        AA (on rating        Aa2             AA-
                                                watch-down)
    October 4, 1994                A        AA (on rating        A1              A+
                                                watch-down)
Aetna Life Insurance and Annuity Company
  (claims paying)
    August 15, 1994                A++      AAA                  Aa2             AAA
    October 4, 1994                A++      AAA (on rating       Aa2             AA
                                                 watch-down)

* Not rated by the agency.


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                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                             Aetna Life and Casualty Company
                             _______________________________
                                       (Registrant)


Date  October 4, 1994        By  /s/ ROBERT E. BROATCH
                                ___________________________________
                                              (Signature)

                                     Robert E. Broatch
                                     Senior Vice President, Finance
                                     and Corporate Controller